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                                                       DATE OF AGREEMENT
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LOAN AGREEMENT
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     BORROWER NAME AND ADDRESS                    LENDER NAME AND ADDRESS
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                                                  STILLWATER NATIONAL BANK
     New York Bagel Enterprises, Inc.             AND TRUST COMPANY
     P.O. Box 1267                                P.O. Box 1988 - 608 S. Main
     Stillwater, OK  74076                        Stillwater, OK  74074
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The undersigned Borrower with principal office, place of record keeping and mailing address as shown above, hereby acknowledges receipt of proceeds, or some part thereof, or renewal thereof, of the following described loan and/or extension of credit from the Lender named in this Agreement;

     Loan #28967 dated 12/29/95 in the amount of 2,750,000.00 with a maturity of 12/28/00.




IN CONSIDERATION of Lender making such loan and/or extension of credit, or any part thereof, Borrower agrees as follows:

     A. FINANCIAL INFORMATION. To deliver to Lender within the stated time limits the following financial information and income tax returns as of the dates and for the period indicated:
          Monthly Financial Statements and Accounts Receivable Listings beg 12/31/95 (allow 45 days to receive)
          Annual Audited Financial Statement and Tax Return, beginning 12/31/95 (to receive by 4/15/96)
          Annual Projected Balance Sheet and Income Statement
          Annual Statement of Cash Flows
          Annual Personal Financial Statements and Tax Returns from Guarantors.

     B. LITIGATION. To inform Lender promptly of any litigation, or of any claim or controversy which might become the subject of litigation, against Borrower or affecting any of Borrower's property, if such litigation or potential litigation, in the event of an unfavorable outcome, would have a material adverse effect on Borrower's financial condition;


     C. TAXES. To pay promptly when due any and all taxes, assessments and governmental charges against Borrower or against any of Borrower's property, unless the same is being contested in good faith by appropriate proceedings and reserves deemed adequate by Lender have been established therefor;

     D. LABOR AND MATERIAL. To pay promptly all lawful claims whether for labor, materials or otherwise, which might or could, if unpaid, become a lien or charge on any property or assets of Borrower, unless and to the extent only that the same are being contested in good faith by appropriate proceedings and reserves deemed adequate by Lender have been established therefor;

     E. INSURANCE. To maintain with financially sound and reputable insurance organizations approved by Lender, insurance of the kinds and covering the risks and in the amounts usually carried by companies engaged in businesses similar to that of Borrower, which insurance in all events shall be satisfactory to Lender and provide suitable loss payable clauses in favor of Lender, and, at Lender's request deliver to Lender evidence of the maintenance of such insurance; and

     F. ACCOUNTING RECORDS. To maintain adequate records in accordance with generally accepted accounting principles of all transactions so that at any time and from time to time the true and complete financial condition of the Borrower may be readily determined.

          Corporate Stock is not being formally assigned to Bank; however Borrower agrees not to pledge or otherwise encumber stock without prior written consent of Bank.


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     LENDER NAME AND ADDRESS                      BORROWER(S) SIGNATURE(S)
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CONFIRMED                                      New York Bagel Enterprises, Inc.
     STILLWATER NATIONAL BANK
     AND TRUST COMPANY                       By: /s/ Robert Geresi
     P.O. Box 1988 - 608 S. Main                --------------------------------
     Stillwater, OK  74074                        Robert Geresi, President

                                             By: /s/ Paul Hoover
                                                --------------------------------
                                                  Paul Hoover, Vice President

By: /s/ Ruth E. Walker                       By: /s/ Robert D. Young
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    Ruth E. Walker, Sr. VP                        Robert D. Young,
                                                  Secretary/Treasurer
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